Exhibit 99.2 F&G Annuities & Life, Inc. ("F&G" or "the Company") (NYSE: FG) Financial Supplement December 31, 2023 (Year Ended December 31) The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. We adopted Accounting Standards Update ("ASU") 2018-12, Financial Services-Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") using the full retrospective transition method effective January 1, 2023, with a transition date of January 1, 2021. The 2022 financial information contained herein has been adjusted for our full retrospective adoption of this update. All dollar amounts are presented in millions except for per share amounts. Non-GAAP Financial Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. 1

Page A. Financial Highlights Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Consolidated Statements of Operations (GAAP) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Adjusted Net Earnings (Loss) Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Adjusted Net Earnings (Loss) - Significant Income and Expense Items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Adjusted Return on Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Assets Under Management Rollforward and Average Assets Under Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Interest and Investment Income and Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Consolidated Balance Sheets (GAAP) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Return on Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 B. Investment Summary Summary of Invested Assets by Asset Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and CLO Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 C. Product Summary GAAP Net Reserve Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Account Balance Rollforward . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Liability Characteristics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Top 5 Reinsurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 D. Additional Information Ratings Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Shareholder Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Non-GAAP Financial Measures Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 2

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Financial Highlights

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA							
Net earnings (loss)	$ (299)	$ 306	$ 130	$ (195)	$ (176)	$ (58)	$ 635
Net earnings (loss) per diluted share	(2.41)	2.45	1.04	(1.56)	(1.41)	(0.47)	5.52
Weighted-average diluted shares outstanding (in millions)	124	125	125	125	125	124	115
NON-GAAP AND SELECTED METRICS (a)							
Adjusted net earnings (loss)	$ 75	$ 120	$ 79	$ 61	$ 130	$ 335	$ 353
Adjusted net earnings (loss) per diluted share	0.60	0.96	0.63	0.49	1.04	2.68	3.07
Adjusted weighted-average diluted shares outstanding (in millions)	125	125	125	125	125	125	115
Adjusted return on assets	0.72%	0.76%	0.62%	0.55%	0.88%	0.72%	0.88%
Adjusted return on average equity, excluding AOCI	6.5%	7.4%	5.0%	6.6%	7.2%	6.5%	7.2%
SELECTED CONSOLIDATED BALANCE SHEET DATA							
Total assets	70,202	63,623	62,587	59,414	54,628	70,202	54,628
Total liabilities	67,099	61,251	60,069	56,929	52,223	67,099	52,223
Total equity	3,103	2,372	2,518	2,485	2,405	3,103	2,405
Total equity, excluding AOCI	5,093	5,412	5,128	5,033	5,223	5,093	5,223
NON-GAAP AND SELECTED METRICS (a)							
Book value per share	24.63	18.98	19.98	19.72	19.09	24.63	19.09
Book value per share, excluding AOCI	40.42	43.30	40.70	39.94	41.45	40.42	41.45
Common shares outstanding (in millions)	126	125	126	126	126	126	126
Assets under management ("AUM")	49,453	47,437	46,260	45,422	43,568	49,453	43,568
Average assets under management ("AAUM") YTD	46,265	45,541	44,948	44,393	40,069	46,265	40,069
AUM before flow reinsurance	56,278	52,910	51,203	49,278	46,432	56,278	46,432
SALES (a)							
Fixed indexed annuities ("FIA")	$ 1,142	$ 1,122	$ 1,224	$ 1,211	$ 1,365	$ 4,699	$ 4,550
Fixed rate annuities ("MYGA")	1,753	736	1,064	1,513	1,076	5,066	3,744
Total annuity	2,895	1,858	2,288	2,724	2,441	9,765	8,294
Indexed universal life ("IUL")	39	38	42	37	35	156	127
Funding agreements ("FABN/FHLB")	385	415	200	256	—	1,256	1,443
Pension risk transfer ("PRT")	764	470	478	264	243	1,976	1,390
Gross sales	4,083	2,781	3,008	3,281	2,719	13,153	11,254
Sales attributable to flow reinsurance to third parties	(1,534)	(513)	(796)	(1,072)	(808)	(3,915)	(2,248)
Net sales	$ 2,549	$ 2,268	$ 2,212	$ 2,209	$ 1,911	$ 9,238	$ 9,006

(a) Refer to "Non-GAAP Financial Measures Definitions"

3

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Consolidated Statements of Operations (GAAP)

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues:							
Life insurance premiums and other fees	$ 890	$ 582	$ 576	$ 365	$ 335	$ 2,413	$ 1,704
Interest and investment income	589	578	525	519	439	2,211	1,655
Recognized gains and (losses), net	133	(309)	67	(15)	(147)	(124)	(1,010)
Total revenues	1,612	851	1,168	869	627	4,500	2,349
Benefits and expenses:							
Benefits and other changes in policy reserves	1,632	292	817	812	730	3,553	1,126
Market risk benefit (gains) losses	115	(49)	(30)	59	5	95	(182)
Depreciation and amortization	110	108	104	90	86	412	324
Personnel costs	65	58	56	53	47	232	157
Other operating expenses	39	38	33	36	25	146	102
Interest expense	26	24	25	22	6	97	29
Total benefits and expenses	1,987	471	1,005	1,072	899	4,535	1,556
Earnings (loss) before income taxes	(375)	380	163	(203)	(272)	(35)	793
Income tax expense (benefit)	(76)	74	33	(8)	(96)	23	158
Net earnings (loss)	$ (299)	$ 306	$ 130	$ (195)	$ (176)	$ (58)	$ 635
Net earnings (loss) per common share:							
Basic	$ (2.41)	$ 2.47	$ 1.04	$ (1.56)	$ (1.41)	$ (0.47)	$ 5.52
Diluted	$ (2.41)	$ 2.45	$ 1.04	$ (1.56)	$ (1.41)	$ (0.47)	$ 5.52
Weighted average common shares used in computing net earnings (loss) per common share:							
Basic	124	124	125	125	125	124	115
Diluted	124	125	125	125	125	124	115

4

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) (a) (b)

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net earnings (loss)	$ (299)	$ 306	$ 130	$ (195)	$ (176)	$ (58)	$ 635
Non-GAAP adjustments (a):							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	9	14	27	48	110	98	446
Change in allowance for expected credit losses	15	5	20	8	11	48	24
Change in fair value of reinsurance related embedded derivatives	162	(36)	(17)	19	5	128	(352)
Change in fair value of other derivatives and embedded derivatives	(72)	13	—	(1)	10	(60)	(1)
Recognized (gains) losses, net	114	(4)	30	74	136	214	117
Market related liability adjustments	353	(237)	(102)	244	217	258	(534)
Purchase price amortization	6	5	6	5	5	22	21
Transaction costs and other non-recurring items	—	1	—	2	2	3	10
Income taxes on non-GAAP adjustments	(99)	49	15	(69)	(54)	(104)	104
Adjusted net earnings (loss) (a) (b)	$ 75	$ 120	$ 79	$ 61	$ 130	$ 335	$ 353

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 7.

5

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Adjusted Net Earnings (Loss) Statement (a) (b)

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues:							
Life insurance premiums and other fees	$ 890	$ 582	$ 576	$ 365	$ 335	$ 2,413	$ 1,704
Interest and investment income (c)	580	576	521	520	439	2,197	1,655
Recognized gains and losses, net (d)	—	—	—	—	—	—	—
Total revenues	1,470	1,158	1,097	885	774	4,610	3,359
Benefits and expenses:							
Benefits and other changes in policy reserves (e)	1,085	759	768	545	510	3,157	2,340
Market risk benefit (gains) losses (f)	42	32	24	23	20	121	17
Depreciation and amortization (g)	118	103	99	85	81	405	317
Personnel costs	62	58	51	53	47	224	157
Other operating expenses (h)	39	37	33	35	22	144	92
Interest expense	26	24	25	22	6	97	29
Total benefits and expenses	1,372	1,013	1,000	763	686	4,148	2,952
Pre-tax earnings	98	145	97	122	88	462	407
Income tax expense (benefit)	23	25	18	61	(42)	127	54
Adjusted net earnings (loss) (a) (b)	$ 75	$ 120	$ 79	$ 61	$ 130	$ 335	$ 353
Adjusted net earnings (loss) per diluted share:	$ 0.60	$ 0.96	$ 0.63	$ 0.49	$ 1.04	$ 2.68	$ 3.07
Adjusted weighted average diluted shares outstanding (in millions) (a)	125	125	125	125	125	125	115

(a) Refer to "Non-GAAP Financial Measures Definitions."

(b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 7.

(c) Refer to Interest and Investment Income and Yield on page 9.

(d) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards.

(e) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance and changes in the deferral/amortization of initial liability losses on PRT.

(f) Market risk benefit (gains) losses has been adjusted to remove the changes in the fair value of market risk benefits by deferring current period fair value changes and amortizing the amount deferred over the life of the market risk benefit.

(g) Depreciation and amortization has been adjusted to remove the impact of purchase price amortization.

(h) Other operating expenses have been adjusted to remove the effects of transaction costs.

6

Adjusted Net Earnings (Loss) - Significant Income and Expense Items (a) Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions). Significant Income and Expense Items (Reflected in Adjusted Net Earnings) Alternatives Long-term Expected Return of 10% (Not Reflected in Adjusted Net Earnings) Weighted Average Diluted Shares Outstanding Three months ended December 31, 2023 Adjusted net earnings of $75 million for the three months ended December 31, 2023 included $110 million of investment income from alternative investments, partially offset by $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $147 million. $91 $147 125 September 30, 2023 Adjusted net earnings of $120 million for the three months ended September 30, 2023 included $114 million of investment income from alternative investments. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $142 million. $114 $142 125 June 30, 2023 Adjusted net earnings of $79 million for the three months ended June 30, 2023 included $82 million of investment income from alternative investments and $5 million of bond prepay income. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $137 million. $87 $137 125 March 31, 2023 Adjusted net earnings of $61 million for the three months ended March 31, 2023 included $99 million of investment income from alternative investments, offset by $37 million tax valuation allowance. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $132 million. $62 $132 125 December 31, 2022 Adjusted net earnings of $130 million for the three months ended December 31, 2022 included $41 million of investment income from alternative investments and $58 million one-time tax benefit from carryback of capital losses. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $113 million. $99 $113 125 Year ended December 31, 2023 Adjusted net earnings of $335 million for the year ended December 31, 2023 included $405 million of investment income from alternative investments and $5 million of bond prepay income, partially offset by $37 million tax valuation allowance, $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $558 million. $354 $558 125 December 31, 2022 Adjusted net earnings of $353 million for the year ended December 31, 2022 included $202 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, $20 million net, tax benefits and $13 million net, CLO redemption gains and other income and expense items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $419 million. $301 $419 115 (a) Refer to Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) on page 5 and Adjusted Net Earnings (Loss) Statement on page 6. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 7

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Adjusted Return on Assets

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Interest and investment income	$ 580	$ 576	$ 521	$ 520	$ 439	$ 2,197	$ 1,655
Cost of funds	(363)	(319)	(316)	(297)	(273)	(1,295)	(948)
Product margin	217	257	205	223	166	902	707
Expenses (operating, interest & taxes)	(142)	(137)	(126)	(162)	(36)	(567)	(354)
Adjusted net earnings (loss) (a)	$ 75	$ 120	$ 79	$ 61	$ 130	$ 335	$ 353

	Annualized year to date					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Portfolio earned yield (b) (c)	4.75 %	4.73 %	4.63 %	4.69 %	4.13 %	4.75 %	4.13 %
Cost of funds (b)	(2.80)%	(2.73)%	(2.73)%	(2.68)%	(2.37)%	(2.80)%	(2.37)%
Product margin (b)	1.95 %	2.00 %	1.90 %	2.01 %	1.76 %	1.95 %	1.76 %
Expenses (operating, interest & taxes) (b)	(1.23)%	(1.24)%	(1.28)%	(1.46)%	(0.88)%	(1.23)%	(0.88)%
Adjusted return on assets (a) (b)	0.72 %	0.76 %	0.62 %	0.55 %	0.88 %	0.72 %	0.88 %
AAUM YTD (a)	$ 46,265	$ 45,541	$ 44,948	$ 44,393	$ 40,069	$ 46,265	$ 40,069

(a) Refer to "Non-GAAP Financial Measures Definitions"
(b) Calculated by dividing applicable annualized year-to-date amount by year-to-date AAUM.
(c) Yield on AAUM reflects significant income and expense items, such as alternative investment mark-to-market, gains on CLO redemptions and bond prepay income. See page 7 for further discussion of these items.

8

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Assets Under Management Rollforward and Average Assets Under Management

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
AUM at beginning of period (a)	$ 47,437	$ 46,260	$ 45,422	$ 43,568	$ 41,988	$ 43,568	$ 36,494
Net new business asset flows	3,181	1,707	1,925	2,387	1,868	9,200	8,539
Net flow reinsurance to third parties	(1,352)	(530)	(1,087)	(992)	(835)	(3,961)	(2,012)
Debt issuance (repayment) proceeds, net	187	—	—	459	547	646	547
AUM at end of period (a)	$ 49,453	$ 47,437	$ 46,260	$ 45,422	$ 43,568	$ 49,453	$ 43,568
AAUM YTD (a)	$ 46,265	$ 45,541	$ 44,948	$ 44,393	$ 40,069	$ 46,265	$ 40,069
AUM before flow reinsurance (a)	$ 56,278	$ 52,910	$ 51,203	$ 49,278	$ 46,432	$ 56,278	$ 46,432

Interest and Investment Income and Yield

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Interest and investment income (b)	$ 580	$ 576	$ 521	$ 519	$ 439	$ 2,196	$ 1,655
AAUM QTD (a)	48,367	46,758	45,622	44,393	42,605	46,265	40,069
Yield on AAUM (a)	4.80 %	4.93 %	4.57 %	4.68 %	4.12 %	4.75 %	4.13 %
Less: Alternative investment income (c)	124	129	89	110	45	452	229
Less: Variable investment income (d)	—	—	6	—	—	6	30
Fixed income and other net investment income (b)(e)	$ 456	$ 447	$ 426	$ 409	$ 394	$ 1,738	$ 1,396
AAUM QTD, excluding alternative investments	40,973	39,651	38,844	37,810	36,055	39,302	34,460
Yield on AAUM, excluding alternative investments and variable investment income	4.45 %	4.51 %	4.39 %	4.33 %	4.37 %	4.42 %	4.05 %

(a) Refer to" Non-GAAP Financial Measures Definitions".
(b) Reflects interest and investment income on an adjusted net earnings basis.
(c) Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities.
(d) Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
(e) Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments.

9

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Consolidated Balance Sheets (GAAP)

Assets:	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Investments:					
Fixed maturity securities available for sale, at fair value, (amortized cost of $43,601), net of allowance for credit losses of $35 at December 31, 2023	$ 40,419	$ 36,871	$ 36,182	$ 34,197	$ 31,218
Preferred securities, at fair value	469	605	647	691	722
Equity securities, at fair value	137	116	109	106	101
Derivative investments	797	420	648	432	244
Mortgage loans, net of allowance for credit losses of $66 at December 31, 2023	5,336	5,174	5,076	4,984	4,554
Investments in unconsolidated affiliates (certain investments at fair value of $285 at December 31, 2023)	3,071	2,920	2,803	2,669	2,455
Other long-term investments	608	594	566	565	537
Short-term investments	1,452	168	347	776	1,556
Total investments	$ 52,289	$ 46,868	$ 46,378	$ 44,420	$ 41,387
Cash and cash equivalents	1,563	1,742	1,688	1,584	960
Reinsurance recoverable, net of allowance for credit losses of $21 at December 31, 2023	8,960	7,462	7,076	6,361	5,417
Goodwill	1,749	1,749	1,749	1,749	1,749
Prepaid expenses and other assets	931	1,076	1,168	948	941
Other intangible assets, net	4,207	4,005	3,851	3,677	3,429
Market risk benefits asset	88	118	118	106	117
Income taxes receivable	27	27	13	25	28
Deferred tax asset, net	388	576	546	544	600
Total assets	$ 70,202	$ 63,623	$ 62,587	$ 59,414	$ 54,628
Liabilities and Equity:					
Contractholder funds	$ 48,798	$ 46,011	$ 45,070	$ 43,379	$ 40,843
Future policy benefits	7,050	5,823	5,715	5,371	5,021
Market risk benefits liability	403	278	313	324	282
Accounts payable and accrued liabilities	2,011	1,452	1,719	1,453	1,260
Notes payable	1,754	1,569	1,571	1,572	1,114
Funds withheld for reinsurance liabilities	7,083	6,118	5,681	4,830	3,703
Total liabilities	$ 67,099	$ 61,251	$ 60,069	$ 56,929	$ 52,223
Equity:					
F&G common stock $0.001 par value; authorized 500,000,000 shares as of December 31, 2023; outstanding and issued shares of 126,332,142 and 127,234,902 as of December 31, 2023, respectively	—	—	—	—	—
Additional paid-in-capital	3,185	3,178	3,173	3,167	3,162
Retained earnings	1,926	2,252	1,971	1,866	2,061
Accumulated other comprehensive (loss) income	(1,990)	(3,040)	(2,610)	(2,548)	(2,818)
Treasury stock, at cost (902,760 shares as of December 31, 2023)	(18)	(18)	(16)	—	—
Total equity	$ 3,103	$ 2,372	$ 2,518	$ 2,485	$ 2,405
Total liabilities and equity	$ 70,202	$ 63,623	$ 62,587	$ 59,414	$ 54,628

10

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Capitalization

	Three months ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Notes payable	$ 1,754	$ 1,569	$ 1,571	$ 1,572	$ 1,114
Net issuance costs (premium)	6	(4)	(6)	(7)	(14)
Notes payable (aggregate principal amount) (A)	1,760	1,565	1,565	1,565	1,100
Total equity	3,103	2,372	2,518	2,485	2,405
Total Capitalization	$ 4,863	$ 3,937	$ 4,083	$ 4,050	$ 3,505
Less: AOCI	(1,990)	(3,040)	(2,610)	(2,548)	(2,818)
Total Capitalization excluding AOCI (B)	$ 6,853	$ 6,977	$ 6,693	$ 6,598	$ 6,323
Debt-to-Capital Ratio (A/B)	25.7 %	22.4 %	23.4 %	23.7 %	17.4 %
Reconciliation of Total Equity to Total Equity excluding AOCI:					
Total Equity	$ 3,103	$ 2,372	$ 2,518	$ 2,485	$ 2,405
Less: AOCI	(1,990)	(3,040)	(2,610)	(2,548)	(2,818)
Total Equity excluding AOCI	$ 5,093	$ 5,412	$ 5,128	$ 5,033	$ 5,223

Return on Equity

	Twelve months ended				
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net earnings (loss) - rolling four quarters (C)	$ (58)	$ 65	$ (54)	$ 201	$ 635
Adjusted net earnings (loss) - rolling four quarters (D)	335	390	258	334	353
Average equity - 5 point average (E)	2,577	2,435	2,579	2,830	3,340
Less: Average AOCI - 5 point average	(2,601)	(2,808)	(2,628)	(2,240)	(1,564)
Average equity excluding AOCI - 5 point average (F)	5,178	5,243	5,207	5,070	4,904
Return on average equity (C/E)	(2.3)%	2.7 %	(2.1)%	7.1 %	19.0 %
Adjusted return on average equity, excluding AOCI (D/F)	6.5 %	7.4 %	5.0 %	6.6 %	7.2 %

11

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	December 31, 2023			December 31, 2022		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:						
United States Government full faith and credit	$ 258	$ 261	1 %	$ 34	$ 32	— %
United States Government sponsored entities	34	31	— %	46	42	— %
United States municipalities, states and territories	1,776	1,567	3 %	1,695	1,410	3 %
Foreign Governments	263	226	— %	185	148	— %
Corporate securities:						
Finance, insurance and real estate	7,526	6,895	13 %	5,969	5,085	12 %
Manufacturing, construction and mining	1,077	947	2 %	896	737	2 %
Utilities, energy and related sectors	2,825	2,374	5 %	2,915	2,275	6 %
Wholesale/retail trade	2,799	2,433	5 %	2,535	2,008	5 %
Services, media and other	4,553	3,930	8 %	3,564	2,794	7 %
Hybrid securities	668	618	1 %	781	705	2 %
Non-agency residential mortgage-backed securities	2,467	2,393	5 %	1,585	1,479	4 %
Commercial mortgage-backed securities	4,732	4,410	9 %	3,309	3,036	7 %
Asset-backed securities	9,273	8,929	17 %	7,749	7,245	18 %
Collateral loan obligations ("CLO")	5,350	5,405	10 %	4,460	4,222	10 %
Total fixed maturity securities, available for sale	$ 43,601	$ 40,419	79 %	$ 35,723	$ 31,218	76 %
Equity securities	682	606	1 %	992	823	2 %
Limited partnerships:						
Private equity	1,277	1,277	2 %	1,129	1,129	3 %
Real assets	465	463	1 %	436	431	1 %
Credit	1,039	1,039	2 %	867	867	2 %
Limited partnerships	2,781	2,779	5 %	2,432	2,427	6 %
Commercial mortgage loans	2,538	2,253	4 %	2,406	2,083	5 %
Residential mortgage loans	2,798	2,545	5 %	2,148	1,892	5 %
Other (primarily derivatives and company owned life insurance)	1,621	1,697	3 %	1,137	809	2 %
Short term investments	1,452	1,452	3 %	1,556	1,556	4 %
Total investments (a)	$ 55,473	$ 51,751	100 %	$ 46,394	$ 40,808	100 %

(a) Asset duration of 5.2 years and 4.9 years vs. liability duration of 4.7 years and 5.1 years for the years ending December 31, 2023 and December 31, 2022, respectively.

12

Credit Quality of Fixed Maturity Securities December 31, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 26,170 65 % BBB 2 12,302 30 % BB 3 1,554 4 % B 4 215 1 % CCC 5 72 — % CC and lower 6 106 — % Total $ 40,419 100 % Credit Quality of Asset-Backed Securities December 31, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,023 79 % BBB 2 1,375 15 % BB 3 418 5 % B 4 59 1 % CCC 5 8 — % CC and lower 6 46 — % Total $ 8,929 100 % Credit Quality of CLO Securities December 31, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 3,288 61 % BBB 2 1,582 29 % BB 3 480 9 % B 4 17 — % CCC 5 — — % CC and lower 6 38 1 % Total $ 5,405 100 % F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 13

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

GAAP Net Reserve Summary

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Fixed indexed annuities	$ 27,792	$ 26,642	$ 26,501	$ 25,749	$ 24,688	$ 27,792	$ 24,688
Fixed rate annuities	5,924	6,028	6,053	5,955	5,637	5,924	5,637
Single premium immediate annuity and other	1,699	1,598	1,694	1,768	1,711	1,699	1,711
Indexed universal and other life	2,521	2,253	2,139	2,027	1,926	2,521	1,926
Funding agreements	5,152	4,969	4,756	4,751	4,595	5,152	4,595
Pension risk transfer	4,203	3,160	2,879	2,463	2,172	4,203	2,172
Total product reserves	$ 47,291	$ 44,650	$ 44,022	$ 42,713	$ 40,729	$ 47,291	$ 40,729

Annuity Account Balance Rollforward (a)

	Three months ended					Year ended	
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Annuity balances at beginning of period:	$ 32,541	$ 32,003	$ 31,312	$ 30,403	$ 29,514	$ 30,403	$ 26,673
Net deposits	1,393	1,353	1,499	1,638	1,661	5,883	6,005
Surrenders, withdrawals, deaths, etc.							
Fixed index annuities	(769)	(639)	(606)	(501)	(528)	(2,515)	(1,830)
Fixed rate annuities	(334)	(289)	(274)	(271)	(278)	(1,168)	(711)
Total surrenders, withdrawals, deaths, etc.	(1,103)	(928)	(880)	(772)	(806)	(3,683)	(2,541)
Net flows	290	425	619	866	855	2,200	3,464
Premium and interest bonuses	24	20	22	21	23	87	85
Fixed interest credited and index credits	163	136	96	64	57	459	348
Guaranteed product rider fees	(51)	(43)	(46)	(42)	(46)	(182)	(167)
Account balance at end of period	$ 32,967	$ 32,541	$ 32,003	$ 31,312	$ 30,403	$ 32,967	$ 30,403

(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

14

F&G Annuities & Life, Inc.
Financial Supplement - December 31, 2023
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	December 31, 2023	
Surrender Charge Percentages:		
No surrender charge	$ 330	$ 2,259
0.0% < 2.0%	11	417
2.0% < 4.0%	52	1,149
4.0% < 6.0%	985	2,949
6.0% < 8.0%	1,406	4,695
8.0% < 10.0%	3,019	9,697
10.0% or greater	—	5,998
	$ 5,803	$ 27,164

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	December 31, 2023	
Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential:		
No differential	$ 455	$ 1,279
0.0% - 1.0%	419	1,020
1.0% - 2.0%	1,346	281
2.0% - 3.0%	1,614	317
3.0% - 4.0%	894	509
4.0% - 5.0%	924	27
5.0% - 6.0%	151	—
Allocated to index strategies	—	23,731
	$ 5,803	$ 27,164

Top 5 Reinsurers

Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
		December 31, 2023 Financial Strength Rating			
Aspida Life Re Ltd	$ 6,128	A-	—	—	—
Wilton Re	1,092	A+	—	A	—
Somerset Reinsurance Ltd	716	A-	BBB+	—	—
Everlake	509	A+	—	—	—
Canada Life Reinsurance Co.	84	A+	—	—	—

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.
'-' indicates not rated

15

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company & Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Ba1 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB BBB- BBB Not Rated Outlook Stable Stable Stable Senior Unsecured Notes (2025 maturity) (a) BBB BBB BBB Baa2 Outlook Stable Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable (a) Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 16

Shareholder Information NYSE: FG Common Stock Information High Low Close 2023 First Quarter $ 24.41 $ 15.56 $ 18.12 Second Quarter 24.78 14.93 24.78 Third Quarter 30.76 23.06 28.06 Fourth Quarter 48.14 26.12 46.00 History of Quarterly Cash Dividend to Common Shareholders Ex-Dividend Date Record Date Payable Date Amount per Share 2023 First Quarter 1/13/2023 1/17/2023 1/31/2023 $ 0.20 Second Quarter 6/15/2023 6/16/2023 6/30/2023 $ 0.20 Third Quarter 9/14/2023 9/15/2023 9/29/2023 $ 0.20 Fourth Quarter 12/14/2023 12/15/2023 12/29/2023 $ 0.21 2024 First Quarter 3/14/2024 3/15/2024 3/29/2024 $ 0.21 Corporate Headquarters: Research Analyst Coverage: F&G Annuities & Life, Inc. John Campbell 801 Grand Avenue Stephens, Inc. Suite 2600 (501) 377-6362 Des Moines, IA 50309 john.campbell@stephens.com Investor Contact: John Barnidge Lisa Foxworthy-Parker Piper Sandler Companies SVP, Investor & External Relations (312) 281-3412 Investor.relations@fglife.com John.Barnidge@psc.com (515) 330-3307 Transfer Agent: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 17

Non-GAAP Financial Measures Definitions The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; and (vi) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which there is a net earnings loss on a GAAP basis but adjusted net earnings using the non-GAAP measure to include additional dilutive shares that would be dilutive to adjusted net earnings. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings per Diluted Share Adjusted net earnings per diluted share is calculated as adjusted net earnings divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets Adjusted return on assets is calculated by dividing year-to-date annualized adjusted net earnings by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 18

Non-GAAP Financial Measures Definitions (continued) Adjusted Return on Average Equity excluding AOCI Adjusted return on average equity is calculated by dividing the rolling four quarters adjusted net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings (loss). Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance qualifying for risk transfer in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of components consistent with AUM, but also includes flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Share excluding AOCI Book value per share excluding AOCI is calculated as total equity (or total equity excluding AOCI) divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 19

Non-GAAP Financial Measures Definitions (continued) Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization excluding AOCI Total capitalization excluding AOCI is based on total equity and the total aggregate principal amount of debt and total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capital Ratio Debt-to-capital ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity excluding AOCI Total equity excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2023 (All periods are unaudited) 20